UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05445

Name of Registrant:	Vanguard Fenway Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2016 – March 31, 2017

Item 1: Reports to Shareholders

Semiannual Report | March 31, 2017

Vanguard Equity Income Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisors’ Report.	6
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	26
Trustees Approve Advisory Arrangements.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Equity Income Fund returned well over 9% for the six months ended March 31, 2017. It slightly exceeded the 9.38% return of its benchmark index and the 8.46% average return of its peers.

• The Equity Income Fund seeks an above-average level of dividend income and reasonable long-term capital appreciation. Its two subadvisors perform extensive research to identify dividend-paying, undervalued companies with catalysts for share-price appreciation.

• Nine of the fund’s ten industry sectors recorded positive results. Only its telecommunication services stocks had a negative outcome, returning about –3%.

• The financial sector, the fund’s largest, was the top performer and contributed close to 4 percentage points to returns.

• Information technology and industrial stocks each added more than 1 percentage point to results, although the latter trailed the benchmark’s corresponding sector.

• The advisors’ selection in the consumer discretionary sector also helped returns relative to the benchmark.

Total Returns: Six Months Ended March 31, 2017
			Total
			Returns
Vanguard Equity Income Fund
Investor Shares			9.51%
Admiral™ Shares			9.57
FTSE High Dividend Yield Index			9.38
Equity Income Funds Average			8.46
Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Equity Income Fund	0.26%	0.17%	1.20%

The fund expense ratios shown are from the prospectus dated January 26, 2017, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2017, the fund’s annualized expense ratios were 0.26% for Investor Shares and 0.17% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Equity Income Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

For many people, including me, falling interest rates have been the general trend in the bond market throughout our working lives. At the beginning of 1983, the year I graduated from business school, the yield of the benchmark 10-year U.S. Treasury note stood at more than 10%. It was less than 2.5% at the beginning of 2017.

Because bond prices move in the opposite direction from rates, my career happens to have overlapped with the greatest bull market for bonds in history.

It appears that may be changing. And, of course, there’s no shortage of advice about how to prepare for the shift.

Rates may be headed higher (really)

This bond bull market has reminded us time and again just how hard it is to predict when rates will rise or fall and by how much. If you follow bonds, you might recall the markets bracing for a sustained rate increase back in 2010 as the economy pulled out of recession, or again in 2013 when the Federal Reserve said it would start tapering its bond purchases, or again at the end of 2015 when the Fed raised short-term rates for the first time in almost a decade. And yet, prognostications notwithstanding, interest rates remained anchored near historical lows.

That said, rates seem to be on an upswing. With economic activity picking up, wages starting to move higher, and inflation coming off recent lows, the Fed has nudged short-term rates higher twice in recent months and has signaled that further gradual increases are likely through 2018. The perceived pro-growth stance of the new U.S. administration also has played a role in framing a case for higher rates.

Short-term pain, longer-term gain

Bond investors are understandably concerned. If interest rates shoot up, the market value of bonds will drop sharply, with prices falling to bring yields in line with the new, prevailing higher rates. That’s the potential short-term pain. But long-term investors should actually want rates to go up. If you like bonds that pay 2%, you should love bonds that pay 4%, right?

There’s a simple—though imperfect—rule of thumb that helps make clear this point. If the time frame of your investing goal exceeds the time frame of your bond portfolio (a medium-term goal matched with short-term bonds, or a long-term goal paired with bonds not quite as long-term), rising rates will work out in your favor, maybe decidedly so.

Think of it this way: If you have a big cash need in the near future—say, a tuition bill coming due in a few years—and you own bonds that are long-term in nature, this time-frame mismatch could spell trouble if rates rise sharply; you’d be selling bonds that would be worth less. But if you’re saving to retire ten or 15 years down the road and rates are steadily rising, over time you’ll be earning higher and higher yields.

Market Barometer
			Total Returns
		Periods Ended March 31, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.09%	17.43%	13.26%
Russell 2000 Index (Small-caps)	11.52	26.22	12.35
Russell 3000 Index (Broad U.S. market)	10.19	18.07	13.18
FTSE All-World ex US Index (International)	6.74	13.50	4.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.44%	2.34%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-2.10	0.15	3.24
Citigroup Three-Month U.S. Treasury Bill Index	0.21	0.34	0.10

CPI
Consumer Price Index	0.98%	2.38%	1.23%

Josh Barrickman, our head of fixed income indexing for the Americas, calls it “the virtuous cycle of compounding interest at a higher rate.”

The bottom line is, you can end up better off than if rates haven’t risen because you’re earning more income, which over time more than washes away any price hit.

Beware of short-sighted, short-term moves

This logic can be difficult to grasp, tempting anxious bond investors to make drastic shifts to lessen the immediate pain of rising rates. Unfortunately, such moves can backfire.

Taking shelter in short-term bonds, for example, might seem like a good idea. Their prices generally hold up better than those of longer-term bonds in a rising-rate environment. But they also offer less income.

For example, when the market started worrying about rising rates in 2010, moving into short-term securities—and staying there—would have proved costly. Through 2016, those securities returned roughly half of what the broad U.S. bond market did.

Favoring high-yield bonds is another tack some investors take, expecting higher income to help cushion price declines.

What has driven long-term returns for Vanguard bond funds?

High-yield securities, however, typically perform best when stocks are rising, making them unlikely to zig when stocks zag.

We saw clear evidence of the correlation between stocks and high-yield bonds in the frantic markets following the United Kingdom’s vote to leave the European Union last year. From June 23 to June 27, both U.S. stocks and U.S. high-yield bonds lost ground. The broad U.S. bond market, meanwhile, climbed 1.2% as investors sought a safe haven.

Your portfolio is more than the sum of its parts

Different assets have different roles to play in a balanced and diversified portfolio. Stocks are valuable because they can produce higher returns over time, while bonds can provide a crucial counterweight to the volatility of stocks.

Perhaps the most important thing to keep in mind about bonds is that although their prices can fluctuate, they remain “fixed income” securities. Barring default, you can be certain of getting income until the bonds mature. It’s that income that drives returns for patient bond investors who resist the urge to jump in and out of the market, as you can see in the accompanying box.

A lot has changed since I first started following the bond market, but the important role that bonds can play in a balanced and diversified portfolio hasn’t.

As always, thank you for investing with Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

April 14, 2017

Advisors’ Report

Vanguard Equity Income Fund returned 9.51% for Investor Shares and 9.57% for Admiral Shares for the six months ended March 31, 2017. It slightly outpaced its benchmark, the FTSE High Dividend Yield Index, but lagged the broad U.S. market. It surpassed the average return of its equity income peers by about 1 percentage point.

This performance reflects the combined results of your fund’s two independent investment advisors, Wellington Management Company and Vanguard Quantitative Equity Group. The use of two advisors provides exposure to distinct yet complementary investment approaches, enhancing the diversification of your fund. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of the fund’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the six months and its effect on portfolio positioning. These comments were prepared on April 21, 2017.

Vanguard Equity Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	64	17,636	A fundamental approach to seeking desirable stocks.
Company LLP			Our selections typically offer above-average dividend
			yields, below-average valuations, and the potential for
			dividend increases in the future.
Vanguard Quantitative Equity	34	9,394	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
Cash Investments	2	490	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

Wellington Management Company llp

Portfolio Manager:

W. Michael Reckmeyer, III, CFA,
Senior Managing Director
and Equity Portfolio Manager

Investors experienced a historic six months, punctuated by Donald Trump’s presidential victory. U.S. equities, as measured by the S&P 500 Index, hit a series of record highs during November and December. Expectations rose that President Trump would reduce regulatory restrictions and increase fiscal stimulus through measures such as cutting corporate and individual taxes and boosting infrastructure spending. Although global merger and acquisition volume declined –16.6% from 2015’s record, 2016’s $3.6 trillion in announced deals was still the third-highest ever (after 2015 and 2007).

Equities continued their climb into 2017 despite escalating European political risk and uncertainty surrounding President Trump’s protectionist trade agenda. Investors bid up risk assets amid increasing optimism about global economic growth. The upcoming French presidential election was a primary source of anxiety as anti-euro candidate Marine Le Pen gained in polling during February. The political rhetoric in France grew raucous with anti-establishment and anti-globalization themes. However, solid fourth-quarter European GDP growth and strengthening global manufacturing data helped to boost risk appetites.

On the monetary policy front, the U.S. Federal Reserve raised rates twice during the period, in December and March. The market was unfazed by each 25-basis-point increase because the moves, only the second and third rate increases in the past decade, were well-telegraphed. Although risks stemming from President Trump’s ambitious U.S. legislative agenda and European elections were top of mind, economic data releases from most major economies remained robust, helping the rally to roll on.

The portfolio was hurt by security selection but aided by sector allocation, a residual effect of our bottom-up stock selection process. Selection in financials, industrials, and telecommunication services were the primary detractors from relative performance. A cash position in a strong equity market and an underweighted allocation to materials also weighed on results. Among individual stocks, our positions in AstraZeneca and Occidental Petroleum, as well as our decision not to own benchmark constituent Boeing, detracted most. We eliminated our position in AstraZeneca to fund more attractive opportunities.

Sector allocation boosted relative returns, largely driven by an overweighted allocation to financials, the best-performing sector in the index. An underweighted allocation to telecommunication services and stock selection in consumer staples and consumer discretionary were also positive. The top individual contributors to relative performance included Analog Devices and Eli Lilly, a new purchase. Our underweighted position in Exxon Mobil helped as well.

At the end of the period, we were overweighted in financials, health care, and energy. Relative to the benchmark, we were most underweighted in telecommunication services, consumer staples, and consumer discretionary.

Significant purchases in the past six months included new positions in Cardinal Health, Qualcomm, and Eli Lilly. We also added to our position in Unilever, which we believe is well-diversified by geography and product segment, with a higher organic growth revenue rate than the average consumer staples stock. Our largest sale was the elimination of AstraZeneca. We also trimmed our positions in Enbridge and UGI as they hit our price targets, and Verizon Communications because of eroding fundamentals.

As always, we remain focused on finding investment opportunities in quality dividend-paying companies with attractive total return potential at discounted valuations.

Vanguard Quantitative Equity Group

Portfolio Managers:

Michael R. Roach, CFA

James P. Stetler

Binbin Guo, Principal, Head of Equity
Research and Portfolio Strategies

The investment environment

The period opened on an optimistic note as the U.S. economy appeared to pick up steam. The manufacturing and housing sectors reported solid activity and the employment rate continued to improve even as wages rose. Personal consumption, private investment, and residential and nonresidential fixed investment also added to growth. Commodities, especially oil, regained some ground after price declines earlier in the year.

That optimism carried over into the first quarter of 2017. Consumer confidence rose in March to its highest level in nearly two decades. Unemployment dropped to 4.5% though the country added only 98,000 jobs, and the labor force participation rate held steady at 63%.

Against this backdrop, stocks surged as investors anticipated stronger growth and higher inflation. The earlier economic improvement and the prospect of more infrastructure spending, greater deregulation, and possible tax-code changes under the new administration helped fuel a shift toward riskier assets, propelling stocks to record highs in early 2017.

The broad U.S. equity market (as measured by the Russell 3000 Index) returned 10.19% for the period. Value stocks outperformed their growth counterparts, small-capitalization stocks beat large-caps, and U.S. stocks outpaced their developed and emerging-market peers.

These developments most likely played a large part in the Federal Reserve’s decision to raise the federal funds target interest rate by a quarter of a percentage point in March, to 0.75%–1%. It was the Fed’s second rate increase in three months but only the third in the past decade.

Investment objective and strategy

Although our overall performance is affected by the macroeconomic factors we’ve described, our approach to investing focuses on specific stock fundamentals that we believe are more likely to produce outperformance over the long run. Those fundamentals are: high quality—healthy balance sheets and consistent cash-flow generation; effective use of capital—sound investment policies that favor internal over external funding; consistent earnings growth—a demonstrated ability to grow earnings year after year; strong market sentiment––market confirmation of our view; and reasonable valuation—avoidance of overpriced stocks.

Using these five themes, we generate a daily composite stock ranking, seeking to capitalize on investor biases. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected return while minimizing exposure to risks that our research indicates do not improve returns (such as industry selection and other risks relative to our benchmark).

Our successes and shortfalls

Over the six months, the results from our combined model were positive. Our valuation and quality models and, to a lesser extent, our management decisions model lifted relative returns. However, our growth and sentiment models did not perform as expected.

Results exceeded those of the benchmark in eight sectors and were strongest in financials, information technology, and consumer discretionary. Our consumer staples holdings lagged the most, followed to a lesser degree by telecommunication services and health care.

In financials, Regions Financial was the largest relative contributor, as were Darden Restaurants in consumer discretionary and Steel Dynamics and Huntsman in materials. Our underweighting of Qualcomm boosted relative performance in information technology. Disappointments in consumer staples included underweighted allocations to Kimberly-Clark and Reynolds American. Energy holding Noble and Pitney Bowes in industrials also fell short on a relative basis.

Equity Income Fund

Fund Profile
As of March 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VEIPX	VEIRX
Expense Ratio[1]	0.26%	0.17%
30-Day SEC Yield	2.71%	2.79%

Portfolio Characteristics
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Number of Stocks	211	410	3,813
Median Market Cap $107.6B		$116.0B	$58.2B
Price/Earnings Ratio	22.1x	21.7x	25.4x
Price/Book Ratio	2.9x	2.9x	3.0x
Return on Equity	16.7%	16.8%	16.3%
Earnings Growth
Rate	2.2%	1.7%	7.3%
Dividend Yield	3.0%	3.1%	1.9%
Foreign Holdings	8.2%	0.0%	0.0%
Turnover Rate
(Annualized)	27%	—	—
Short-Term
Reserves	2.2%	—	—

Sector Diversification (% of equity exposure)

		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Consumer
Discretionary	5.3%	5.6%	12.7%
Consumer Staples	12.8	14.4	8.3
Energy	10.1	9.8	6.2
Financials	17.6	14.9	14.8
Health Care	13.8	10.9	13.3
Industrials	11.7	11.9	10.7
Information
Technology	14.5	15.7	21.2
Materials	3.2	3.7	3.4
Real Estate	0.0	0.0	4.1
Telecommunication
Services	3.6	5.1	2.1
Utilities	7.4	8.0	3.2

Volatility Measures
	FTSE High	DJ
	Dividend	U.S. Total
	Yield	Market
	Index	FA Index
R-Squared	0.98	0.91
Beta	0.98	0.86

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Systems Software	4.6%
JPMorgan Chase & Co.	Diversified Banks	3.6
Wells Fargo & Co.	Diversified Banks	3.2
Johnson & Johnson	Pharmaceuticals	3.1
Philip Morris
International Inc.	Tobacco	3.1
Cisco Systems Inc.	Communications
	Equipment	2.5
General Electric Co.	Industrial
	Conglomerates	2.4
Merck & Co. Inc.	Pharmaceuticals	2.2
Pfizer Inc.	Pharmaceuticals	2.0
Exxon Mobil Corp.	Integrated Oil & Gas	1.9
Top Ten		28.6%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2017, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2017, the annualized expense ratios were 0.26% for Investor Shares and 0.17% for Admiral Shares.

Equity Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2006, Through March 31, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	3/21/1988	15.80%	12.86%	7.74%
Admiral Shares	8/13/2001	15.94	12.97	7.85

See Financial Highlights for dividend and capital gains information.

Equity Income Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.0%)[1]
Consumer Discretionary (5.0%)
	Home Depot Inc.	2,381,882	349,732
	McDonald’s Corp.	1,924,544	249,440
	VF Corp.	3,482,781	191,448
	Best Buy Co. Inc.	1,299,481	63,869
	Darden Restaurants Inc.	746,858	62,490
	Carnival Corp.	1,020,886	60,140
	L Brands Inc.	1,162,200	54,740
	Ford Motor Co.	4,451,048	51,810
	General Motors Co.	1,463,054	51,734
	Kohl’s Corp.	760,489	30,275
^	Regal Entertainment
	Group Class A	1,332,828	30,095
	International Game
	Technology plc	1,192,049	28,251
	Tupperware Brands Corp.	416,995	26,154
	Coach Inc.	332,397	13,738
	Tailored Brands Inc.	887,970	13,266
	Garmin Ltd.	255,850	13,076
	Time Inc.	553,010	10,701
	Hasbro Inc.	94,455	9,428
	Omnicom Group Inc.	107,398	9,259
	Ralph Lauren Corp.
	Class A	111,404	9,093
	Leggett & Platt Inc.	164,762	8,291
^	Rent-A-Center Inc.	850,957	7,548
	Meredith Corp.	90,232	5,829
	Staples Inc.	527,239	4,624
	Bob Evans Farms Inc.	59,035	3,830
	Chico’s FAS Inc.	255,332	3,626
	Sturm Ruger & Co. Inc.	38,744	2,075
	MDC Holdings Inc.	62,896	1,890
			1,366,452
Consumer Staples (12.3%)
	Philip Morris
	International Inc.	7,455,422	841,717
	PepsiCo Inc.	2,908,644	325,361
^	Unilever NV	6,107,592	303,425

	Coca-Cola Co.	6,957,028	295,256
	Procter & Gamble Co.	3,285,590	295,210
	British American
	Tobacco plc	4,072,177	270,176
	Kraft Heinz Co.	2,760,423	250,674
	Wal-Mart Stores Inc.	3,217,420	231,912
	Altria Group Inc.	2,823,366	201,645
^	Diageo plc ADR	1,011,019	116,854
	Conagra Brands Inc.	1,582,880	63,853
	Nu Skin Enterprises Inc.
	Class A	902,731	50,138
	Reynolds American Inc.	676,023	42,603
	Kellogg Co.	455,063	33,042
	Universal Corp.	385,585	27,280
	Ingredion Inc.	213,290	25,686
	Bunge Ltd.	174,212	13,808
	General Mills Inc.	107,032	6,316
			3,394,956
Energy (9.7%)
	Exxon Mobil Corp.	6,511,831	534,035
	Chevron Corp.	4,950,743	531,561
	Suncor Energy Inc.	10,803,639	332,212
^	TransCanada Corp.	4,486,270	207,033
	Occidental Petroleum
	Corp.	3,206,715	203,177
	Canadian Natural
	Resources Ltd.	6,153,744	201,781
	Phillips 66	2,248,870	178,156
	Valero Energy Corp.	1,141,841	75,693
	Kinder Morgan Inc.	2,814,293	61,183
	ONEOK Inc.	1,101,298	61,056
	ConocoPhillips	1,034,654	51,598
	Williams Cos. Inc.	1,620,554	47,952
	Enbridge Inc.	1,021,566	42,742
^	Ship Finance
	International Ltd.	2,086,913	30,678
^	PBF Energy Inc. Class A	1,106,062	24,521
	Marathon Petroleum Corp. 442,218		22,350
	Cosan Ltd.	2,436,602	20,809

Equity Income Fund

		Market
		Value•
	Shares	($000)
Murphy Oil Corp.	690,137	19,731
Delek US Holdings Inc.	373,449	9,064
Archrock Inc.	718,247	8,906
SemGroup Corp. Class A	77,974	2,807
		2,667,045
Financials (16.9%)
JPMorgan Chase & Co.	11,405,854	1,001,890
Wells Fargo & Co.	15,771,154	877,822
Marsh & McLennan
Cos. Inc.	5,974,448	441,452
PNC Financial Services
Group Inc.	2,511,740	302,012
MetLife Inc.	5,181,681	273,696
Chubb Ltd.	1,927,905	262,677
BlackRock Inc.	674,178	258,554
Principal Financial
Group Inc.	3,292,228	207,773
M&T Bank Corp.	1,194,658	184,849
Thomson Reuters Corp.	3,559,877	153,894
US Bancorp	2,669,665	137,488
Prudential Financial Inc.	863,876	92,158
Aflac Inc.	1,029,039	74,523
Ameriprise Financial Inc.	540,565	70,101
Regions Financial Corp.	4,501,401	65,405
Fifth Third Bancorp	2,219,680	56,380
Navient Corp.	3,404,751	50,254
Travelers Cos. Inc.	345,600	41,659
SunTrust Banks Inc.	548,984	30,359
LPL Financial Holdings Inc.	684,619	27,268
Axis Capital Holdings Ltd.	173,809	11,650
Federated Investors Inc.
Class B	366,770	9,661
Washington Federal Inc.	183,332	6,068
FNF Group	97,563	3,799
Eaton Vance Corp.	81,970	3,685
LegacyTexas Financial
Group Inc.	64,297	2,566
AmTrust Financial
Services Inc.	137,631	2,541
		4,650,184
Health Care (13.2%)
Johnson & Johnson	6,794,514	846,257
Merck & Co. Inc.	9,614,337	610,895
Pfizer Inc.	15,877,709	543,176
Eli Lilly & Co.	3,925,193	330,148
Bristol-Myers Squibb Co.	5,520,571	300,209
Cardinal Health Inc.	2,552,500	208,156
Novartis AG	2,737,950	203,314
Roche Holding AG	717,018	183,366
Amgen Inc.	993,212	162,956
AbbVie Inc.	1,674,984	109,142
Abbott Laboratories	1,965,700	87,297
Gilead Sciences Inc.	545,845	37,074
Baxter International Inc.	99,211	5,145

	Owens & Minor Inc.	52,581	1,819
			3,628,954
Industrials (11.2%)
	General Electric Co.	22,430,052	668,416
	Eaton Corp. plc	4,720,076	349,994
	Union Pacific Corp.	2,929,082	310,248
	3M Co.	1,565,210	299,472
	Honeywell
	International Inc.	1,957,910	244,484
	United Technologies
	Corp.	1,487,422	166,904
	Raytheon Co.	1,048,426	159,885
	Boeing Co.	822,483	145,464
	Caterpillar Inc.	1,274,081	118,184
	United Parcel Service
	Inc. Class B	870,177	93,370
	Cummins Inc.	475,907	71,957
	Copa Holdings SA Class A	475,558	53,381
	Lockheed Martin Corp.	193,671	51,826
	Ryder System Inc.	558,850	42,160
^	GATX Corp.	688,301	41,959
^	Greenbrier Cos. Inc.	895,535	38,598
	MSC Industrial Direct
	Co. Inc. Class A	350,060	35,972
	Emerson Electric Co.	408,926	24,478
	General Cable Corp.	1,137,559	20,419
	Deere & Co.	179,717	19,564
	Timken Co.	346,038	15,641
	Waste Management Inc.	196,624	14,338
	Pitney Bowes Inc.	1,056,230	13,847
	Briggs & Stratton Corp.	587,077	13,180
	West Corp.	512,848	12,524
	CSX Corp.	261,768	12,185
	Knoll Inc.	422,097	10,050
	Aircastle Ltd.	385,149	9,294
	Brady Corp. Class A	227,047	8,775
	Republic Services Inc.
	Class A	111,814	7,023
	Kennametal Inc.	129,527	5,081
	RR Donnelley & Sons Co.	367,492	4,450
^	American Railcar
	Industries Inc.	94,446	3,882
	LSC Communications Inc.	133,400	3,356
	Norfolk Southern Corp.	24,432	2,736
	HNI Corp.	58,236	2,684
	Steelcase Inc. Class A	158,497	2,655
			3,098,436
Information Technology (13.8%)
	Microsoft Corp.	19,168,463	1,262,435
	Cisco Systems Inc.	20,007,684	676,260
	Intel Corp.	13,645,083	492,178
	Analog Devices Inc.	3,979,252	326,100
	QUALCOMM Inc.	3,316,961	190,195

Equity Income Fund

		Market
		Value•
	Shares	($000)
Maxim Integrated
Products Inc.	4,067,812	182,889
International Business
Machines Corp.	971,905	169,247
Texas Instruments Inc.	1,526,862	123,004
HP Inc.	3,937,537	70,403
KLA-Tencor Corp.	705,428	67,065
Seagate Technology plc	1,336,645	61,392
Western Union Co.	2,736,357	55,685
Science Applications
International Corp.	540,767	40,233
Cypress Semiconductor
Corp.	2,636,251	36,275
Computer Sciences Corp.	488,700	33,725
		3,787,086
Materials (3.1%)
Dow Chemical Co.	5,270,039	334,858
International Paper Co.	3,797,439	192,834
LyondellBasell Industries
NV Class A	865,084	78,887
Huntsman Corp.	2,373,243	58,239
Steel Dynamics Inc.	1,480,681	51,468
Commercial Metals Co.	2,280,202	43,620
Greif Inc. Class A	412,755	22,739
EI du Pont de
Nemours & Co.	217,051	17,436
Nucor Corp.	226,352	13,518
WestRock Co.	169,445	8,816
Packaging Corp.
of America	81,560	7,473
Rayonier Advanced
Materials Inc.	544,150	7,319
Olin Corp.	169,643	5,576
Schnitzer Steel
Industries Inc.	140,666	2,905
Sonoco Products Co.	46,294	2,450
		848,138
Other (0.3%)
2 Vanguard High Dividend
Yield ETF	1,047,950	81,373

Telecommunication Services (3.4%)
Verizon
Communications Inc.	8,839,031	430,903
AT&T Inc.	7,223,104	300,120
BCE Inc.	4,278,210	189,420
^ Windstream Holdings Inc.	2,346,030	12,786
Cogent Communications
Holdings Inc.	171,990	7,404
		940,633

Utilities (7.1%)
Dominion Resources Inc.	4,126,950	320,128
NextEra Energy Inc.	1,614,434	207,245
Eversource Energy	3,405,223	200,159
Sempra Energy	1,584,549	175,093
Xcel Energy Inc.	3,732,287	165,900
Duke Energy Corp.	1,393,177	114,254
UGI Corp.	1,883,456	93,043
Edison International	925,186	73,654
FirstEnergy Corp.	1,922,349	61,169
CenterPoint Energy Inc.	2,179,538	60,090
PPL Corp.	1,599,386	59,801
Entergy Corp.	771,755	58,622
AES Corp.	4,891,853	54,691
MDU Resources
Group Inc.	1,950,337	53,381
Ameren Corp.	939,455	51,285
DTE Energy Co.	396,085	40,444
NRG Energy Inc.	2,005,225	37,498
Southwest Gas
Holdings Inc.	433,009	35,901
National Fuel Gas Co.	394,652	23,529
Great Plains Energy Inc.	730,506	21,345
ONE Gas Inc.	305,329	20,640
PG&E Corp.	205,947	13,667
Hawaiian Electric
Industries Inc.	128,583	4,283
OGE Energy Corp.	107,198	3,750
Exelon Corp.	78,964	2,841
Pinnacle West Capital Corp.	26,506	2,210
South Jersey Industries Inc.	56,884	2,028
NRG Yield Inc.	113,070	2,001
PNM Resources Inc.	51,599	1,909
Southern Co.	37,403	1,862
		1,962,423
Total Common Stocks
(Cost $20,103,387)		26,425,680
Temporary Cash Investments (4.7%)[1]
Money Market Fund (2.2%)
[3,4] Vanguard Market
Liquidity Fund, 0.965%	5,969,168	597,036

Equity Income Fund

		Face	Market
		Amount	Value•
		($000)	($000)
Repurchase Agreements (2.2%)
	Goldman Sachs & Co.
	0.790%, 4/3/17 (Dated
	3/31/17, Repurchase
	Value $228,615,000
	collateralized by Federal
	Home Loan Mortgage
	Corp. 3.500%, 1/1/47,
	and Federal National
	Mortgage Assn. 2.380%–
	4.000%, 3/1/23–1/1/47,
	with a value of
	$233,172,000)	228,600	228,600
	RBS Securities, Inc.
	0.780%, 4/3/17 (Dated
	3/31/17, Repurchase
	Value $267,217,000
	collateralized by U.S.
	Treasury Note/Bond
	0.875%, 5/15/17, with
	a value of $272,546,000)	267,200	267,200
	Societe Generale
	0.780%, 4/3/17 (Dated
	3/31/17, Repurchase
	Value $112,207,000
	collateralized by Federal
	Home Loan Mortgage
	Corp. 1.000%, 8/28/19,
	Federal National Mortgage
	Assn. 1.125%, 9/6/19,
	Government National
	Mortgage Assn. 3.500%,
	4/20/46, and U.S.
	Treasury Note/Bond
	2.250%–4.625%,
	12/31/23–2/15/40, with
	a value of $114,444,000)	112,200	112,200
			608,000
U.S. Government and Agency Obligations (0.3%)
5	Federal Home Loan Bank
	Discount Notes, 0.771%,
	5/31/17	50,000	49,940
6	United States Treasury Bill,
	0.491%–0.571%, 5/4/17	4,000	3,998

	United States Treasury Bill,
	0.623%–0.646%, 5/18/17	1,100	1,099
	United States Treasury Bill,
	0.557%, 5/25/17	2,000	1,998
	United States Treasury Bill,
	0.516%–0.713%, 6/1/17	6,900	6,892
6	United States Treasury Bill,
	0.598%–0.741%, 6/8/17	3,100	3,096
6	United States Treasury Bill,
	0.729%–0.759%, 6/15/17	6,100	6,091
6	United States Treasury Bill,
	0.592%, 7/13/17	10,000	9,979
6	United States Treasury Bill,
	0.638%, 8/24/17	4,100	4,087
			87,180
Total Temporary Cash Investments
(Cost $1,292,148)			1,292,216
Total Investments (100.7%)
(Cost $21,395,535)			27,717,896

			Amount
			($000)
Other Assets and Liabilities (-0.7%)
Other Assets
Investment in Vanguard			1,881
Receivables for Investment Securities Sold 8,824
Receivables for Accrued Income			60,383
Receivables for Capital Shares Issued			72,563
Other Assets			171
Total Other Assets			143,822
Liabilities
Payables for Investment Securities
Purchased			(40,484)
Collateral for Securities on Loan			(255,590)
Payables to Investment Advisor			(4,461)
Payables for Capital Shares Redeemed			(19,229)
Payables to Vanguard			(20,735)
Other Liabilities			(867)
Total Liabilities			(341,366)
Net Assets (100%)			27,520,352

Equity Income Fund

At March 31, 2017, net assets consisted of:

Amount
($000)
Paid-in Capital	21,069,401
Overdistributed Net Investment Income	(10,569)
Accumulated Net Realized Gains	140,492
Unrealized Appreciation (Depreciation)
Investment Securities	6,322,361
Futures Contracts	(1,277)
Foreign Currencies	(56)
Net Assets	27,520,352

Investor Shares—Net Assets
Applicable to 177,757,244 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,021,387
Net Asset Value Per Share—
Investor Shares	$33.87

Admiral Shares—Net Assets
Applicable to 302,816,826 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	21,498,965
Net Asset Value Per Share—
Admiral Shares	$71.00

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $241,974,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.6% and 3.1%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $255,590,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $16,445,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Dividends[1,2]	381,172
Interest[2]	2,681
Securities Lending—Net	2,852
Total Income	386,705
Expenses
Investment Advisory Fees—Note B
Basic Fee	11,115
Performance Adjustment	(1,217)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	4,457
Management and Administrative—Admiral Shares	7,558
Marketing and Distribution—Investor Shares	610
Marketing and Distribution—Admiral Shares	1,018
Custodian Fees	111
Shareholders’ Reports—Investor Shares	97
Shareholders’ Reports—Admiral Shares	100
Trustees’ Fees and Expenses	23
Total Expenses	23,872
Net Investment Income	362,833
Realized Net Gain (Loss)
Investment Securities Sold[2]	130,250
Futures Contracts	54,059
Foreign Currencies	117
Realized Net Gain (Loss)	184,426
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,770,475
Futures Contracts	(3,239)
Foreign Currencies	7
Change in Unrealized Appreciation (Depreciation)	1,767,243
Net Increase (Decrease) in Net Assets Resulting from Operations	2,314,502

1 Dividends are net of foreign withholding taxes of $5,257,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,286,000, $1,699,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	362,833	628,706
Realized Net Gain (Loss)	184,426	273,175
Change in Unrealized Appreciation (Depreciation)	1,767,243	2,280,228
Net Increase (Decrease) in Net Assets Resulting from Operations	2,314,502	3,182,109
Distributions
Net Investment Income
Investor Shares	(83,633)	(151,777)
Admiral Shares	(298,291)	(466,535)
Realized Capital Gain[1]
Investor Shares	(59,063)	(168,698)
Admiral Shares	(197,567)	(461,700)
Total Distributions	(638,554)	(1,248,710)
Capital Share Transactions
Investor Shares	153,259	179,932
Admiral Shares	2,088,878	3,714,163
Net Increase (Decrease) from Capital Share Transactions	2,242,137	3,894,095
Total Increase (Decrease)	3,918,085	5,827,494
Net Assets
Beginning of Period	23,602,267	17,774,773
End of Period[2]	27,520,352	23,602,267

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $134,022,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($10,569,000) and $8,405,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$31.69	$28.78	$31.23	$28.26	$24.31	$19.40
Investment Operations
Net Investment Income	. 453	. 909	. 847	. 826.732		. 667
Net Realized and Unrealized Gain (Loss)
on Investments	2.541	3.912	(1.431)	3.754	3.946	4.908
Total from Investment Operations	2.994	4.821	(.584)	4.580	4.678	5.575
Distributions
Dividends from Net Investment Income	(. 476)	(. 895)	(. 852)	(. 811)	(.728)	(. 665)
Distributions from Realized Capital Gains	(.338)	(1.016)	(1.014)	(.799)	—	—
Total Distributions	(.814)	(1.911)	(1.866)	(1.610)	(.728)	(.665)
Net Asset Value, End of Period	$33.87	$31.69	$28.78	$31.23	$28.26	$24.31

Total Return[1]	9.51%	17.21%	-2.11%	16.62%	19.45%	29.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,021	$5,487	$4,812	$5,528	$4,839	$4,107
Ratio of Total Expenses to
Average Net Assets[2]	0.26%	0.26%	0.26%	0.29%	0.30%	0.30%
Ratio of Net Investment Income to
Average Net Assets	2.80%	3.00%	2.72%	2.74%	2.81%	3.00%
Portfolio Turnover Rate	27%	26%	32%	33%	34%	26%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.01%), 0.00%, 0.00%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$66.43	$60.31	$65.45	$59.24	$50.94	$40.67
Investment Operations
Net Investment Income	.981	1.963	1.834	1.790	1.585	1.445
Net Realized and Unrealized Gain (Loss)
on Investments	5.329	8.219	(3.003)	7.853	8.293	10.265
Total from Investment Operations	6.310	10.182	(1.169)	9.643	9.878	11.710
Distributions
Dividends from Net Investment Income	(1.032)	(1.932)	(1.846)	(1.758)	(1.578)	(1.440)
Distributions from Realized Capital Gains	(0.708)	(2.130)	(2.125)	(1.675)	—	—
Total Distributions	(1.740)	(4.062)	(3.971)	(3.433)	(1.578)	(1.440)
Net Asset Value, End of Period	$71.00	$66.43	$60.31	$65.45	$59.24	$50.94

Total Return[1]	9.57%	17.35%	-2.03%	16.70%	19.61%	29.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$21,499	$18,115	$12,962	$12,319	$9,134	$5,234
Ratio of Total Expenses to
Average Net Assets[2]	0.17%	0.17%	0.17%	0.20%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	2.89%	3.09%	2.81%	2.83%	2.90%	3.09%
Portfolio Turnover Rate	27%	26%	32%	33%	34%	26%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.01%), 0.00% 0.00%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Notes to Financial Statements

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Equity Income Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2017, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September, 2013–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

Equity Income Fund

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firm Wellington Management Company LLP provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company LLP is subject to quarterly adjustments based on performance relative to the FTSE High Dividend Yield Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $1,589,000 for the six months ended March 31, 2017.

For the six months ended March 31, 2017, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.09% of the fund’s average net assets, before a decrease of $1,217,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Equity Income Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2017, the fund had contributed to Vanguard capital in the amount of $1,881,000 representing 0.01% of the fund’s net assets and 0.75% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	25,768,824	656,856	—
Temporary Cash Investments	597,036	695,180	—
Futures Contracts—Liabilities[1]	(857)	—	—
Total	26,365,003	1,352,036	—
1 Represents variation margin on the last day of the reporting period.

E. At March 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2017	3,663	432,087	(1,277)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Equity Income Fund

During the six months ended March 31, 2017, the fund realized net foreign currency gains of $117,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to overdistributed net investment income.

At March 31, 2017, the cost of investment securities for tax purposes was $21,395,779,000. Net unrealized appreciation of investment securities for tax purposes was $6,322,117,000, consisting of unrealized gains of $6,518,349,000 on securities that had risen in value since their purchase and $196,232,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2017, the fund purchased $5,030,400,000 of investment securities and sold $3,347,150,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	March 31, 2017		September 30, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	819,102	25,034	1,251,751	40,977
Issued in Lieu of Cash Distributions	132,416	3,990	298,827	9,913
Redeemed	(798,259)	(24,384)	(1,370,646)	(45,014)
Net Increase (Decrease)—Investor Shares	153,259	4,640	179,932	5,876
Admiral Shares
Issued	3,511,606	50,885	5,274,178	82,254
Issued in Lieu of Cash Distributions	421,116	6,052	784,001	12,393
Redeemed	(1,843,844)	(26,822)	(2,344,016)	(36,870)
Net Increase (Decrease)—Admiral Shares	2,088,878	30,115	3,714,163	57,777

I. Management has determined that no material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Fund	9/30/2016	3/31/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,095.12	$1.36
Admiral Shares	1,000.00	1,095.66	0.89
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.64	$1.31
Admiral Shares	1,000.00	1,024.08	0.86

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.26% for Investor Shares and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/365).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Equity Income Fund has renewed the fund’s investment advisory arrangements with Wellington Management Company LLP and The Vanguard Group, Inc. (Vanguard)—through its Quantitative Equity Group. The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of each advisor. The board considered the following:

Wellington Management. Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. Using fundamental research, Wellington Management seeks to build a portfolio with an above-market yield, superior growth rate, and attractive valuation. Although every company purchased for the portfolio will pay a dividend, the goal is to build a portfolio with an above-market yield in aggregate, allowing for individual companies with below-market yields. Normalized earnings, normalized price-to-earnings ratios, and improving returns on capital are key to the research process. The board also noted that the portfolio manager of the fund has more than two decades of investment industry experience. The firm has advised the fund since 2000.

Vanguard. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2003.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory expenses.

The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule for Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by Wellington Management increase. The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Equity Income Index: Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc.

(diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017),

Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior ManagementTeam
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q652 052017

Semiannual Report | March 31, 2017

Vanguard PRIMECAP Core Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisor’s Report.	6
Fund Profile.	8
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	20
Trustees Approve Advisory Arrangement.	22
Glossary.	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard PRIMECAP Core Fund returned more than 11% for the six months ended March 31, 2017, exceeding the 10% return of its benchmark, the MSCI US Prime Market 750 Index, and the more than 9% average return of its multi-capitalization core fund peers.

• Value stocks outpaced their growth counterparts during the period, and small-caps outperformed large-caps. Six of the fund’s sectors contributed positively to performance.

• PRIMECAP Management Company, the fund’s advisor, traditionally invests most heavily in the information technology and health care sectors. The fund’s technology stocks advanced almost 15%, ahead of those in the benchmark, and contributed more than four percentage points to results. However, health care stocks were among the biggest detractors.

Total Returns: Six Months Ended March 31, 2017
		Total
		Returns
Vanguard PRIMECAP Core Fund		11.44%
MSCI US Prime Market 750 Index		10.08
Multi-Cap Core Funds Average		9.39
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
PRIMECAP Core Fund	0.46%	1.12%

The fund expense ratio shown is from the prospectus dated January 26, 2017, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2017, the fund’s annualized expense ratio was 0.46%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Multi-Cap Core Funds.

1

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

For many people, including me, falling interest rates have been the general trend in the bond market throughout our working lives. At the beginning of 1983, the year I graduated from business school, the yield of the benchmark 10-year U.S. Treasury note stood at more than 10%. It was less than 2.5% at the beginning of 2017.

Because bond prices move in the opposite direction from rates, my career happens to have overlapped with the greatest bull market for bonds in history.

It appears that may be changing. And, of course, there’s no shortage of advice about how to prepare for the shift.

Rates may be headed higher (really)

This bond bull market has reminded us time and again just how hard it is to predict when rates will rise or fall and by how much. If you follow bonds, you might recall the markets bracing for a sustained rate increase back in 2010 as the economy pulled out of recession, or again in 2013 when the Federal Reserve said it would start tapering its bond purchases, or again at the end of 2015 when the Fed raised short-term rates for the first time in almost a decade. And yet, prognostications notwithstanding, interest rates remained anchored near historical lows.

That said, rates seem to be on an upswing. With economic activity picking up, wages starting to move higher, and inflation coming

2

off recent lows, the Fed has nudged short-term rates higher twice in recent months and has signaled that further gradual increases are likely through 2018. The perceived pro-growth stance of the new U.S. administration also has played a role in framing a case for higher rates.

Short-term pain, longer-term gain

Bond investors are understandably concerned. If interest rates shoot up, the market value of bonds will drop sharply, with prices falling to bring yields in line with the new, prevailing higher rates. That’s the potential short-term pain. But long-term investors should actually want rates to go up. If you like bonds that pay 2%, you should love bonds that pay 4%, right?

There’s a simple—though imperfect—rule of thumb that helps make clear this point. If the time frame of your investing goal exceeds the time frame of your bond portfolio (a medium-term goal matched with short-term bonds, or a long-term goal paired with bonds not quite as long-term), rising rates will work out in your favor, maybe decidedly so.

Think of it this way: If you have a big cash need in the near future—say, a tuition bill coming due in a few years—and you own bonds that are long-term in nature, this time-frame mismatch could spell trouble if rates rise sharply; you’d be selling bonds that would be worth less. But if you’re saving to retire ten or 15 years down the road and rates are steadily rising, over time you’ll be earning higher and higher yields.

Market Barometer
			Total Returns
		Periods Ended March 31, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.09%	17.43%	13.26%
Russell 2000 Index (Small-caps)	11.52	26.22	12.35
Russell 3000 Index (Broad U.S. market)	10.19	18.07	13.18
FTSE All-World ex US Index (International)	6.74	13.50	4.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.44%	2.34%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-2.10	0.15	3.24
Citigroup Three-Month U.S. Treasury Bill Index	0.21	0.34	0.10

CPI
Consumer Price Index	0.98%	2.38%	1.23%

3

Josh Barrickman, our head of fixed income indexing for the Americas, calls it “the virtuous cycle of compounding interest at a higher rate.”

The bottom line is, you can end up better off than if rates haven’t risen because you’re earning more income, which over time more than washes away any price hit.

Beware of short-sighted, short-term moves

This logic can be difficult to grasp, tempting anxious bond investors to make drastic shifts to lessen the immediate pain of rising rates. Unfortunately, such moves can backfire.

Taking shelter in short-term bonds, for example, might seem like a good idea. Their prices generally hold up better than those of longer-term bonds in a rising-rate environment. But they also offer less income.

For example, when the market started worrying about rising rates in 2010, moving into short-term securities—and staying there—would have proved costly. Through 2016, those securities returned roughly half of what the broad U.S. bond market did.

Favoring high-yield bonds is another tack some investors take, expecting higher income to help cushion price declines.

What has driven long-term returns for Vanguard bond funds?

4

High-yield securities, however, typically perform best when stocks are rising, making them unlikely to zig when stocks zag.

We saw clear evidence of the correlation between stocks and high-yield bonds in the frantic markets following the United Kingdom’s vote to leave the European Union last year. From June 23 to June 27, both U.S. stocks and U.S. high-yield bonds lost ground. The broad U.S. bond market, meanwhile, climbed 1.2% as investors sought a safe haven.

Your portfolio is more than the sum of its parts

Different assets have different roles to play in a balanced and diversified portfolio. Stocks are valuable because they can produce higher returns over time, while bonds can provide a crucial counterweight to the volatility of stocks.

Perhaps the most important thing to keep in mind about bonds is that although their prices can fluctuate, they remain “fixed income” securities. Barring default, you can be certain of getting income until the bonds mature. It’s that income that drives returns for patient bond investors who resist the urge to jump in and out of the market, as you can see in the accompanying box.

A lot has changed since I first started following the bond market, but the important role that bonds can play in a balanced and diversified portfolio hasn’t.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer

April 14, 2017

5

Advisor’s Report

For the six months ended March 31, 2017, Vanguard PRIMECAP Core Fund returned 11.44%, exceeding the 10.08% return of the fund’s benchmark, the unmanaged MSCI US Prime Market 750 Index; the 9.39% average return of the fund’s multi-capitalization core fund competitors; and the 10.12% return of the Standard & Poor’s 500 Index, which serves as a proxy for the broad market in the attribution discussion that follows.

The investment environment

Donald Trump’s unexpected victory in the U.S. presidential election resulted in significant market shifts, including higher U.S. stock prices and bond yields. Financials was the best-performing sector in the S&P 500 Index during the period as investors bid up the prices of bank stocks in anticipation of higher interest rates and a reduced regulatory burden. Defensive sectors such as consumer staples, telecommunication services, and utilities underperformed. Health care stocks were volatile as investors considered the impact of a potential repeal of the Affordable Care Act and politicians continued to criticize drug companies for their pricing practices. Cyclical sectors such as industrials, information technology, and consumer discretionary outperformed.

Portfolio update

The portfolio remains heavily overweighted in information technology, health care, and industrial stocks, with these sectors making up 70% of ending assets, compared with 46% in the S&P 500 Index. The portfolio’s most significant underweights are in consumer staples, energy, real estate, and utilities, which collectively accounted for 2% of ending assets, compared with 22% in the S&P 500 Index. The portfolio is also significantly underweighted in financials, materials, and telecommunication services, which represented 12% of ending assets, compared with 20% in the index.

In information technology, the fund is significantly overweighted in semiconductor and semiconductor equipment stocks (10% versus 3% for the S&P 500 Index). During the period, the fund’s semiconductor and semiconductor equipment holdings returned 21%, led by NVIDIA (+59%), Texas Instruments (+16%), KLA-Tencor (+38%), and Micron Technology (+63%).

Within health care, the fund is most overweighted in biotechnology and pharmaceutical stocks, whose 18% combined weighting was more than double the 8% weighting in the S&P 500 Index. The health care sector underper-formed during the period with a return of 4%, and our health care holdings returned 1%. Drug stocks were hurt by pricing concerns, a lull in industry productivity, and the failure of a couple of high-profile drug candidates in clinical trials.

The fund is also significantly overweighted in industrial stocks (18% versus 10% for the S&P 500 Index) because of its investments in airlines (8% versus 1% for the index) and air freight and logistics (3% versus 1%). The fund’s airline holdings returned 32%.

6

As of March 31, 2017, the fund’s top ten holdings represented 33% of assets.

Advisor perspectives

The fund is most heavily weighted in information technology stocks, which accounted for 29% of holdings as of the end of the period, compared with 22% in the S&P 500 Index. We expect the semiconductor industry to continue to grow as declining costs for information processing, storage, and transmission drive increased consumption. For example, the number of internet-connected endpoints is expected to grow rapidly, as previously unconnected objects such as industrial equipment, cars, consumer electronics, and appliances are brought online and as low-cost sensors enable new applications for businesses and consumers.

This so-called “internet of things” is expected to transform the manufacturing and health care industries as the availability of real-time information will allow for dramatic cost and quality improvements. Meanwhile, software algorithms are becoming increasingly capable of “learning” and solving complex problems by ingesting and processing enormous quantities of data. Semiconductors are the physical devices that enable the internet of things, self-learning algorithms, and the vast majority of other information processing, storage, and transmission-based products and services that businesses and consumers increasingly rely on. Barriers to entry in the semiconductor and semiconductor equipment industries are significant, and the industry has consolidated over the past couple of decades. However, China-based companies are expected to play an increasing role in the global industry, a trend we are watching closely.

Outside of information technology, we remain enthusiastic about the fund’s airline holdings, whose extraordinarily low valuation multiples reflect a high degree of skepticism about their ability to sustain current profits. We are excited by the prospects for our health care holdings, many of which currently trade at below-average valuations in spite of superior secular growth prospects.

Conclusion

As bottom-up stock pickers, we spend our time searching for opportunities to invest in stocks with long-term prospects we find to be materially better than market prices would seem to imply. Our approach often results in portfolios that bear little resemblance to market indexes, creating the possibility for substantial deviations in relative performance. For example, our relative returns were significantly negative during the first half of calendar 2016 when the fund’s overweighted sectors and industries underperformed, and we expect to experience similar conditions in the future. We nonetheless believe that this approach can generate superior results for shareholders over the long term.

PRIMECAP Management Company

April 14, 2017

7

PRIMECAP Core Fund

Fund Profile
As of March 31, 2017

Portfolio Characteristics
		MSCI US	DJ
		Prime	U.S. Total
		Market	Market
	Fund	750 Index	FA Index
Number of Stocks	152	753	3,813
Median Market Cap $54.2B		$77.5B	$58.2B
Price/Earnings Ratio	20.8x	24.3x	25.4x
Price/Book Ratio	3.6x	3.1x	3.0x
Return on Equity	18.1%	17.0%	16.3%
Earnings Growth
Rate	11.1%	7.2%	7.3%
Dividend Yield	1.7%	2.0%	1.9%
Foreign Holdings	11.4%	0.0%	0.0%
Turnover Rate
(Annualized)	9%	—	—
Ticker Symbol	VPCCX	—	—
Expense Ratio[1]	0.46%	—	—
30-Day SEC Yield	1.22%	—	—
Short-Term Reserves	4.5%	—	—

Sector Diversification (% of equity exposure)

		MSCI US	DJ
		Prime	U.S. Total
		Market	Market
	Fund	750 Index	FA Index
Consumer
Discretionary	12.6%	12.8%	12.7%
Consumer Staples	0.8	9.0	8.3
Energy	1.0	6.4	6.2
Financials	9.6	14.0	14.8
Health Care	22.7	13.6	13.3
Industrials	19.2	10.3	10.7
Information
Technology	30.6	21.9	21.2
Materials	2.3	3.0	3.4
Real Estate	0.0	3.4	4.1
Telecommunication
Services	1.2	2.4	2.1
Utilities	0.0	3.2	3.2

Volatility Measures
		DJ
	MSCI US	U.S. Total
	Prime Market	Market
	750 Index	FA Index
R-Squared	0.91	0.91
Beta	1.04	1.02

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Southwest Airlines Co.	Airlines	5.2%
Eli Lilly & Co.	Pharmaceuticals	4.0
Amgen Inc.	Biotechnology	3.9
Alphabet Inc.	Internet Software &
	Services	3.5
JPMorgan Chase & Co.	Diversified Banks	3.2
Texas Instruments Inc.	Semiconductors	3.0
Roche Holding AG	Pharmaceuticals	2.9
Biogen Inc.	Biotechnology	2.5
Microsoft Corp.	Systems Software	2.1
FedEx Corp.	Air Freight &
	Logistics	2.0
Top Ten		32.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 26, 2017, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2017, the annualized expense ratio was 0.46%.

8

PRIMECAP Core Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2006, Through March 31, 2017

Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

	Inception	One	Five	Ten
	Date	Year	Years	Years
PRIMECAP Core Fund	12/9/2004	21.23%	15.71%	9.92%

See Financial Highlights for dividend and capital gains information.

9

PRIMECAP Core Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.5%)
Consumer Discretionary (12.0%)
*	CarMax Inc.	2,658,000	157,407
	Royal Caribbean
	Cruises Ltd.	1,335,000	130,977
	Sony Corp. ADR	3,800,000	128,174
	TJX Cos. Inc.	1,529,700	120,969
	Carnival Corp.	1,885,900	111,098
	Ross Stores Inc.	1,227,000	80,822
	L Brands Inc.	1,474,100	69,430
	Walt Disney Co.	600,000	68,034
	Las Vegas Sands Corp.	610,000	34,813
*	Amazon.com Inc.	31,493	27,920
	Tribune Media Co. Class A	685,700	25,556
	VF Corp.	434,000	23,857
	Lowe’s Cos. Inc.	247,700	20,363
	Newell Brands Inc.	410,000	19,340
	Whirlpool Corp.	94,731	16,230
	Comcast Corp. Class A	309,000	11,615
	Gildan Activewear Inc.
	Class A	340,000	9,194
	CBS Corp. Class B	132,000	9,155
	Bed Bath & Beyond Inc.	216,791	8,555
	Hilton Worldwide
	Holdings Inc.	144,999	8,477
*	Charter Communications
	Inc. Class A	24,400	7,987
*	AutoZone Inc.	7,800	5,640
*	Norwegian Cruise Line
	Holdings Ltd.	91,700	4,652
	Marriott International Inc.
	Class A	46,000	4,332
	Signet Jewelers Ltd.	46,000	3,186
	MGM Resorts International	90,000	2,466

	Adient plc	27,050	1,966
*	Tempur Sealy
	International Inc.	1,000	46
			1,112,261
Consumer Staples (0.8%)
	CVS Health Corp.	432,377	33,941
	PepsiCo Inc.	300,000	33,558
	Tyson Foods Inc. Class A	70,000	4,320
			71,819
Energy (0.9%)
	Schlumberger Ltd.	394,300	30,795
*	Transocean Ltd.	1,321,800	16,456
*	Southwestern Energy Co.	1,675,000	13,685
	Cabot Oil & Gas Corp.	435,000	10,401
	National Oilwell Varco Inc.	230,200	9,229
	EOG Resources Inc.	60,000	5,853
			86,419
Financials (9.2%)
	JPMorgan Chase & Co.	3,363,866	295,482
	Charles Schwab Corp.	2,998,300	122,361
	Wells Fargo & Co.	1,733,000	96,459
	Discover Financial
	Services	1,364,900	93,346
	Marsh & McLennan
	Cos. Inc.	1,190,412	87,960
	Northern Trust Corp.	784,400	67,913
	US Bancorp	758,300	39,052
	Progressive Corp.	721,500	28,268
	CME Group Inc.	79,850	9,486
	Travelers Cos. Inc.	49,000	5,906
	American Express Co.	51,000	4,035
	Comerica Inc.	35,000	2,400
	Chubb Ltd.	9,630	1,312
			853,980

10

PRIMECAP Core Fund

			Market
			Value•
		Shares	($000)
Health Care (21.7%)
	Eli Lilly & Co.	4,370,800	367,628
	Amgen Inc.	2,202,136	361,304
	Roche Holding AG	1,061,806	271,540
*	Biogen Inc.	861,300	235,497
^	AstraZeneca plc ADR	4,829,100	150,378
	Novartis AG ADR	1,754,100	130,277
	Thermo Fisher
	Scientific Inc.	562,700	86,431
*	Boston Scientific Corp.	3,356,200	83,469
	Medtronic plc	868,000	69,926
	Abbott Laboratories	1,552,400	68,942
	Merck & Co. Inc.	582,500	37,012
*	Illumina Inc.	155,900	26,603
	Sanofi ADR	540,000	24,435
*	Bioverativ Inc.	430,650	23,453
	Bristol-Myers Squibb Co.	399,000	21,698
	Agilent Technologies Inc.	382,600	20,228
*	Waters Corp.	125,000	19,539
	Stryker Corp.	45,500	5,990
	Zimmer Biomet Holdings Inc.	42,900	5,238
	AbbVie Inc.	60,000	3,910
*	Cerner Corp.	10,000	588
			2,014,086
Industrials (18.3%)
	Southwest Airlines Co.	9,006,525	484,191
	FedEx Corp.	963,500	188,027
	American Airlines
	Group Inc.	3,297,800	139,497
	Airbus SE	1,586,850	121,016
*	United Continental
	Holdings Inc.	1,158,000	81,801
	United Parcel Service
	Inc. Class B	742,700	79,692
	Delta Air Lines Inc.	1,433,000	65,861
	Deere & Co.	548,600	59,721
	Caterpillar Inc.	592,000	54,914
	Jacobs Engineering
	Group Inc.	881,655	48,738
*	AECOM	1,275,000	45,377
	Honeywell
	International Inc.	315,000	39,334
	Siemens AG	280,000	38,352
	CSX Corp.	735,000	34,214
	Rockwell Automation Inc.	168,700	26,268
	Safran SA	340,000	25,376
	Union Pacific Corp.	237,000	25,103
	Pentair plc	310,000	19,462
	Ritchie Bros
	Auctioneers Inc.	533,300	17,546

	United Technologies Corp.	150,000	16,831
	General Dynamics Corp.	82,500	15,444
	Boeing Co.	80,000	14,149
	Johnson Controls
	International plc	310,500	13,078
	IDEX Corp.	139,000	12,998
	Rockwell Collins Inc.	117,000	11,368
	Textron Inc.	211,000	10,041
	TransDigm Group Inc.	30,500	6,715
*	Herc Holdings Inc.	104,000	5,084
*	Hertz Global Holdings Inc.	200,000	3,508
			1,703,706
Information Technology (29.2%)
	Texas Instruments Inc.	3,468,300	279,406
	Microsoft Corp.	2,959,200	194,893
	Hewlett Packard
	Enterprise Co.	7,197,567	170,582
*	Alphabet Inc. Class A	189,677	160,808
*	Alphabet Inc. Class C	193,163	160,240
*	Flex Ltd.	9,264,300	155,640
	NVIDIA Corp.	1,405,000	153,047
	NetApp Inc.	3,020,400	126,404
	HP Inc.	6,739,367	120,500
	KLA-Tencor Corp.	1,193,600	113,476
	Intel Corp.	2,600,000	93,782
	Cisco Systems Inc.	2,547,500	86,105
	QUALCOMM Inc.	1,303,430	74,739
	Intuit Inc.	550,000	63,795
	ASML Holding NV	480,000	63,744
*	Alibaba Group
	Holding Ltd. ADR	542,430	58,490
*	Adobe Systems Inc.	440,000	57,257
*	Micron Technology Inc.	1,970,000	56,933
	Applied Materials Inc.	1,399,000	54,421
^	Telefonaktiebolaget LM
	Ericsson ADR	7,793,157	51,747
	Activision Blizzard Inc.	905,000	45,123
*	eBay Inc.	1,335,900	44,846
	Corning Inc.	1,425,000	38,475
*	Keysight Technologies Inc.	919,300	33,224
*	PayPal Holdings Inc.	768,300	33,052
*	Yahoo! Inc.	692,600	32,144
	Analog Devices Inc.	389,100	31,887
*	Dell Technologies Inc.
	Class V	404,264	25,905
	Western Digital Corp.	302,743	24,985
*	Electronic Arts Inc.	275,000	24,618
	Visa Inc. Class A	275,000	24,439
	Oracle Corp.	450,000	20,075
	Apple Inc.	132,000	18,963

11

PRIMECAP Core Fund

		Market
		Value•
	Shares	($000)
* BlackBerry Ltd.	1,547,500	11,993
Teradyne Inc.	250,000	7,775
Mastercard Inc. Class A	10,000	1,125
*,^ VMware Inc. Class A	3,000	276
		2,714,914
Materials (2.2%)
Monsanto Co.	773,350	87,543
Dow Chemical Co.	478,000	30,372
Praxair Inc.	229,700	27,242
EI du Pont de
Nemours & Co.	275,000	22,091
Celanese Corp. Class A	150,000	13,477
Cabot Corp.	125,000	7,489
Greif Inc. Class A	100,000	5,509
* Crown Holdings Inc.	100,000	5,295
LyondellBasell Industries
NV Class A	40,000	3,648
Greif Inc. Class B	36,000	2,351
* AdvanSix Inc.	15,000	410
		205,427
Real Estate (0.0%)
Park Hotels & Resorts Inc.	75,741	1,944

Telecommunication Services (1.2%)
* Sprint Corp.	8,290,000	71,957
AT&T Inc.	805,492	33,468
* T-Mobile US Inc.	21,000	1,357
		106,782
Total Common Stocks
(Cost $4,878,809)		8,871,338
Temporary Cash Investment (5.1%)
Money Market Fund (5.1%)
[1,2] Vanguard Market
Liquidity Fund, 0.965%
(Cost $476,001)	4,759,916	476,087
Total Investments (100.6%)
(Cost $5,354,810)		9,347,425
Other Assets and Liabilities (-0.6%)
Other Assets		27,770
Liabilities [2]		(85,387)
		(57,617)
Net Assets (100%)
Applicable to 389,909,230 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		9,289,808
Net Asset Value Per Share		$23.83

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	8,871,338
Affiliated Vanguard Funds	476,087
Total Investments in Securities	9,347,425
Investment in Vanguard	646
Receivables for Investment
Securities Sold	4,144
Receivables for Accrued Income	17,818
Receivables for Capital Shares Issued	5,115
Other Assets	47
Total Assets	9,375,195
Liabilities
Payables for Investment Securities
Purchased	9,361
Collateral for Securities on Loan	57,396
Payables to Investment Advisor	6,980
Payables for Capital Shares Redeemed	2,254
Payables to Vanguard	9,396
Total Liabilities	85,387
Net Assets	9,289,808

12

PRIMECAP Core Fund

At March 31, 2017, net assets consisted of:

Amount
($000)
Paid-in Capital	5,132,584
Undistributed Net Investment Income	35,512
Accumulated Net Realized Gains	129,354
Unrealized Appreciation (Depreciation)
Investment Securities	3,992,615
Foreign Currencies	(257)
Net Assets	9,289,808

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $55,510,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
2 Includes $57,396,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

13

PRIMECAP Core Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Dividends[1]	85,806
Interest[2]	1,622
Securities Lending—Net	153
Total Income	87,581
Expenses
Investment Advisory Fees—Note B	13,454
The Vanguard Group—Note C
Management and Administrative	5,696
Marketing and Distribution	734
Custodian Fees	52
Shareholders’ Reports	48
Trustees’ Fees and Expenses	8
Total Expenses	19,992
Net Investment Income	67,589
Realized Net Gain (Loss)
Investment Securities Sold[2]	143,611
Foreign Currencies	19
Realized Net Gain (Loss)	143,630
Change in Unrealized Appreciation (Depreciation)
Investment Securities	743,856
Foreign Currencies	(130)
Change in Unrealized Appreciation (Depreciation)	743,726
Net Increase (Decrease) in Net Assets Resulting from Operations	954,945

1 Dividends are net of foreign withholding taxes of $2,446,000.

2 Interest income and realized net gain (loss) from an affiliated company of the fund were $1,622,000 and ($1,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

14

PRIMECAP Core Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	67,589	102,631
Realized Net Gain (Loss)	143,630	365,165
Change in Unrealized Appreciation (Depreciation)	743,726	731,565
Net Increase (Decrease) in Net Assets Resulting from Operations	954,945	1,199,361
Distributions
Net Investment Income	(103,025)	(84,999)
Realized Capital Gain[1]	(350,990)	(275,983)
Total Distributions	(454,015)	(360,982)
Capital Share Transactions
Issued	431,500	1,115,657
Issued in Lieu of Cash Distributions	388,936	323,163
Redeemed	(451,547)	(774,510)
Net Increase (Decrease) from Capital Share Transactions	368,889	664,310
Total Increase (Decrease)	869,819	1,502,689
Net Assets
Beginning of Period	8,419,989	6,917,300
End of Period[2]	9,289,808	8,419,989

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $12,674,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $35,512,000 and $70,929,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

PRIMECAP Core Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$22.55	$20.26	$21.87	$18.65	$14.98	$12.37
Investment Operations
Net Investment Income	.179	.275	.285	.255	.242	.206
Net Realized and Unrealized Gain (Loss)
on Investments	2.326	3.047	(.328)	3.820	3.955	2.567
Total from Investment Operations	2.505	3.322	(.043)	4.075	4.197	2.773
Distributions
Dividends from Net Investment Income	(. 278)	(. 243)	(. 270)	(.178)	(. 260)	(.163)
Distributions from Realized Capital Gains	(. 947)	(.789)	(1.297)	(. 677)	(. 267)	—
Total Distributions	(1.225)	(1.032)	(1.567)	(.855)	(.527)	(.163)
Net Asset Value, End of Period	$23.83	$22.55	$20.26	$21.87	$18.65	$14.98

Total Return[1]	11.44%	16.78%	-0.73%	22.60%	28.88%	22.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,290	$8,420	$6,917	$6,828	$5,774	$4,702
Ratio of Total Expenses to
Average Net Assets	0.46%	0.46%	0.47%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to
Average Net Assets	1.48%	1.31%	1.29%	1.23%	1.42%	1.39%
Portfolio Turnover Rate	9%	11%	10%	13%	7%	10%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

16

PRIMECAP Core Fund

Notes to Financial Statements

Vanguard PRIMECAP Core Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain

17

PRIMECAP Core Fund

the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2017, the investment advisory fee represented an effective annual rate of 0.31% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2017, the fund had contributed to Vanguard capital in the amount of $646,000, representing 0.01% of the fund’s net assets and 0.26% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

18

PRIMECAP Core Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	8,415,054	456,284	—
Temporary Cash Investments	476,087	—	—
Total	8,891,141	456,284	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2017, the cost of investment securities for tax purposes was $5,354,810,000. Net unrealized appreciation of investment securities for tax purposes was $3,992,615,000, consisting of unrealized gains of $4,137,985,000 on securities that had risen in value since their purchase and $145,370,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2017, the fund purchased $428,343,000 of investment securities and sold $394,681,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	March 31, 2017	September 30, 2016
	Shares	Shares
	(000)	(000)
Issued	18,734	53,545
Issued in Lieu of Cash Distributions	17,325	15,403
Redeemed	(19,588)	(36,981)
Net Increase (Decrease) in Shares Outstanding	16,471	31,967

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

20

Six Months Ended March 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Core Fund	9/30/2016	3/31/2017	Period
Based on Actual Fund Return	$1,000.00	$1,114.43	$2.42
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.64	2.32

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.46%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/365).

21

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard PRIMECAP Core Fund has renewed the fund’s investment advisory arrangement with PRIMECAP Management Company (PRIMECAP Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to equity investing. The portfolio managers are responsible for separate sub-portfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term potential that the market has yet to appreciate. The multi-counselor approach that the advisor employs is designed to emphasize individual decision-making and enable each portfolio manager to invest only in his or her highest-conviction ideas. PRIMECAP’s fundamental research focuses on developing opinions independent from Wall Street’s consensus and maintaining a long-term time horizon. PRIMECAP Management has managed the fund since the fund’s inception in 2004.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

22

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider the profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

23

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

24

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

25

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc.

(diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017),

Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior ManagementTeam
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12202 052017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FENWAY FUNDS

BY:	/s/ F. WILLIAM MCNABB III* F. WILLIAM MCNABB III CHIEF EXECUTIVE OFFICER

Date: May 18, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FENWAY FUNDS

BY:	/s/ F. WILLIAM MCNABB III* F. WILLIAM MCNABB III CHIEF EXECUTIVE OFFICER

Date: May 18, 2017
VANGUARD FENWAY FUNDS

BY:	/s/ THOMAS J. HIGGINS* THOMAS J. HIGGINS CHIEF FINANCIAL OFFICER

Date: May 18, 2017

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number 33-32548, Incorporated by Reference.

0448435, v0.47